UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PSYCHEMEDICS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PROXY STATEMENT SUPPLEMENT NO. 2 2019 ANNUAL MEETING OF STOCKHOLDERS To Be Held Friday, May 3, 2019

This Proxy Statement Supplement No. 2 (“Supplement No. 2”) supplements and amends the original definitive proxy statement of Psychemedics Corporation ( the “Company”, “we”, or “our”), dated March 19, 2019 (the “Proxy Statement”) as supplemented by a Proxy Statement Supplement dated March 25, 2019 (“Supplement No. 1”) for the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to provide additional disclosure regarding Proposal 4, approval of the amendment and restatement of the Company’s 2006 Incentive Plan, including an increase in the number of authorized shares under the Plan. All capitalized terms used in this Supplement No. 2 and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION

WITH THE PROXY STATEMENT, AS SUPPLEMENTED

BY SUPPLEMENT NO. 1

Supplemental Disclosure Concerning Proposal 4

As disclosed in the Proxy Statement, the Company is seeking stockholder approval at the Annual Meeting to approve an amendment and restatement of the Company’s 2006 Incentive Plan (the “2006 Incentive Plan”) including an increase of 350,000 shares of Common Stock issuable under the 2006 Incentive Plan, as described in Proposal 4.

Eligible Participants

The individuals that are eligible to receive awards under the 2006 Incentive Plan are officers and other employees of the Company and its subsidiaries, non-employee directors of the Company and consultants of the Company.

As of April 8, 2019, four officers and approximately 240 other employees of the Company and its subsidiaries, and four non-employee directors of the Company, will be eligible to receive awards under the 2006 Incentive Plan. We do not currently expect to issue awards to consultants of the Company.

The basis for participation in the 2006 Incentive Plan is the Committee's decision, in its sole discretion, that an award to an eligible participant will further the 2006 Incentive Plan's purpose. In exercising its discretion, the Committee will consider the recommendations of management and the purpose of the 2006 Incentive Plan, which is to provide equity-based and other incentives to officers and other employees and non-employee directors to promote close alignment among their interests and those of the Company’s stockholders. We believe the awards will encourage recipients to continue their involvement with the Company and/or its subsidiaries and contribute to the Company’s long-term success and growth, which will benefit our stockholders.

Psychemedics Corporation’s Board of Directors recommends that the stockholders vote “FOR” ratification of the amendment and restatement of

the 2006 Incentive Plan.

Voting Procedures

Your vote is important. If you have not already voted your shares, we encourage you to do so. If you have already voted your shares and do not wish to change your vote, no further action is necessary. If you wish to change your vote, you may revoke your proxy and change your vote by delivering a later-dated proxy or by voting at the meeting. You may do this at a later date or time by signing and delivering a proxy card with a later date or voting at the meeting. (If you hold your shares beneficially through a broker, you must bring a legal proxy from the broker in order to vote at the meeting). Please also note that attendance at the meeting, in and of itself, without voting in person at the meeting, will not cause your previously granted proxy to be revoked.

If you are a registered stockholder, you can use the enclosed proxy card to change a prior vote or to vote for the first time.

If your shares are held by a broker, trustee or bank, you can obtain a new voting instruction form by contacting your broker, trustee or bank.

Important Notice Regarding Availability of Proxy Materials for the 2019

Annual Meeting of Stockholders to be Held on May 3, 2019

A copy of the Company’s Proxy Statement, Proxy Statement Supplement No. 1, this Proxy Statement

Supplement No. 2, a proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 may be obtained without charge by writing to the Company at Investor Relations, Psychemedics Corporation, 289 Great Road, Suite 200, Acton, Massachusetts 01720, or by viewing the “Investor Relations” section of the Company’s website at www.psychemedics.com.

This Supplement No. 2 is first being released to stockholders on or about April 8, 2019 and should be read together with the Proxy Statement dated March 19, 2019, as supplemented by Proxy Statement Supplement No. 1 dated March 25, 2019. The information contained in this Supplement No. 2 to the Proxy Statement modifies or supersedes any inconsistent information contained in the Proxy Statement, as previously supplemented.

PSYCHEMEDICS
Superior Science. Superior Results.

VOTE

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Voting Items

The Board of Directors recommends a vote FOR all of the following nominees:

1. Election of Directors:

Nominees:
01 - Raymond C. Kubacki
02 - A. Clinton Allen
03 - Harry Connick
04 - Walter S. Tomanson, Jr.
05 - Fred J. Weinert

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05
☐	☐	☐	☐	☐

The Board of Directors recommends a vote FOR the following item:

	For	Against	Abstain
2. Advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends a vote FOR the following item:

	For	Against	Abstain
3. Ratification of the Appointment of BDO USA LLP.	☐	☐	☐

The Board of Directors recommends a vote FOR the following item:

	For	Against	Abstain
4. Ratification of the amendment and restatement of the Company's 2006 Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following item (see Proxy Statement Supplement):

	1 Year	2 Years	3 Years	Abstain
5. Advisory vote on the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐

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B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted.

Then sign the card and return your proxy in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 3, 2019.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Psychemedics Corporation

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 3, 2019 FOR PSYCHEMEDICS CORPORATION. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PSYCHEMEDICS.COM/PROXY.

PROXY STATEMENT DATED MARCH 19, 2019
PROXY STATEMENT SUPPLEMENT DATED MARCH 25, 2019
PROXY STATEMENT SUPPLEMENT DATED APRIL 8, 2019
ANNUAL REPORT

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

PSYCHEMEDICS
Superior Science. Superior Results.

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Proxy — Psychemedics Corporation

PROXY FOR 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 3, 2019
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond C. Kubacki, attorney of the undersigned (with full power of substitution), to vote for and in the name of the undersigned, at the 2019 Annual Meeting of Stockholders of Psychemedics Corporation (the "Company") to be held on Friday, May 3, 2019 at 2:00 p.m. at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210 and any adjournments thereof, according to the number of shares and as fully as the undersigned would be entitled to vote if personally present.

Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Company's Proxy Statement dated March 19, 2019 as updated by a Proxy Statement Supplement dated March 25, 2019 and a Proxy Statement Supplement dated April 8, 2019, and on such other matters as may properly come before the meeting. If no such instruction is given, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

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